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                                BEVERLY BANCORPORATION

                                  STOCK OPTION PLAN

1.  PURPOSE

    The purpose of this Plan is to align the interests of the Company's stockholders and the recipients of Options under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success and to advance the interests of the Company by attracting and retaining officers, other key employees and directors. This Plan provides for the grant of Options in accordance with the terms and conditions set forth below. References to employment by the Company shall also mean employment by a Subsidiary.

2.  DEFINITIONS

    Unless otherwise required by the context:

    2.01.     "Board" shall mean the Board of Directors of the Company.

    2.02.     "Change in Control" shall mean

                   (a) the acquisition, including pursuant to a reorganization, merger or consolidation involving the Company, by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 40% or more of the then outstanding shares of Common Stock (the "Outstanding Company Common

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              Stock"); provided that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities) or (B) any acquisition by the Company; and provided further, that for purposes of clause (B), if any Person shall become the beneficial owner of 40% or more of the outstanding Company Common Stock by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Company Common Stock, such additional beneficial ownership shall constitute a Change in control; or

                   (b) approval by the stockholders of the Company of (i) a
              plan of complete liquidation or dissolution of the Company or
              (ii) the sale or other disposition of all or substantially all of the assets of the Company.

    2.03. "Committee" shall mean the Stock Option Plan Committee, which consists of 3 members of the Board appointed by the Board.

    2.04. "Common Stock" shall mean the Common Stock, $2.50 par value, of the Company.


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    2.05.     "Company" shall mean Beverly Bancorporation, an Illinois
              corporation.

    2.06.     "Code" shall mean the Internal Revenue Code of 1986, as amended.

    2.07. "Incentive Stock Option" shall mean an Option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, and that is intended by the Committee to constitute an Incentive Stock Option.

    2.08. "Option" shall mean a right to purchase Common Stock granted pursuant to this Plan, including an Incentive Stock Option.

    2.09. "Option Price" shall mean the purchase price per share of Common Stock subject to an option.

    2.10. "Participant" shall mean anyone to whom an option is granted under this Plan.

    2.11.     "Plan" shall mean the Beverly Bancorporation Stock Option Plan.

    2.12. "Subsidiary" shall mean any corporation or other entity of which more than 50% of the equity is owned beneficially, directly or indirectly, by the Company.

3.  ADMINISTRATION

    The Committee shall, subject to the terms of this Plan, select eligible officers, other key employees and directors for participation in this Plan and, with respect to each such Participant, shall determine the number of shares of Common Stock


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subject to each Option granted hereunder, the Option Price of such Option, the time and conditions of exercise of such Option and all other terms and conditions of such Option, including, without limitation, the form of the Option agreement. The Committee shall, subject to the terms of this Plan, have the authority to interpret this Plan, establish rules and regulations for the administration of this Plan and may impose, incidental to the grant of an Option, conditions with respect to the grant, competitive employment or other activities. All such interpretations, rules and regulations shall be conclusive and binding on all parties. Each Option hereunder shall be evidenced by a written agreement (an "Agreement") between the Company and the Participant setting forth the terms and conditions of such option.

    No member of the Board of Directors or Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law and under any directors' and officers' liability insurance that may be in effect from time to time.

    A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a


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Majority of the Committee without a meeting, shall be the acts of the Committee.

4.  ELIGIBILITY

    The Committee may grant options to any officer, other key employee or director of the Company. Options may be awarded at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Options granted at different times need not contain similar provisions.

5.  SHARES AVAILABLE

    Subject to adjustment as provided in Section 10 of this Plan, 80,000 shares of Common Stock shall be available for grants of Options under this Plan. To the extent an outstanding Option expires or terminates unexercised or is canceled or forfeited, the shares of Common Stock subject to the expired, unexercised, cancelled or forfeited portion of such Option shall again be available for grants of Options under this Plan.

    Shares of Common Stock to be delivered under this Plan shall be authorized and unissued shares of Common Stock.

6.  GRANTS OF OPTION

    The Committee may, in its discretion, grant Options to such eligible persons as may be selected by the Committee. Each Incentive Stock Option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (as defined below and determined as of the date of grant) of shares of Common Stock with respect to which Options


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designated as Incentive Stock Options are exercisable for the first time by a
Participant during any calendar year (under this Plan or any other plan of the Company) exceeds $100,000, such Options shall constitute non-qualified Options.

7.  TERMS OF OPTIONS

    Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

    (a) NUMBER OF SHARES AND OPTION PRICE. The number of shares of Common Stock subject to an Option and the Option Price shall be determined by the Committee; provided, that the Option Price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Incentive Stock option; provided, further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock of the Company possessing more than 10% of the total combined voting power of all classes of capital stock of the Company (or any parent or Subsidiary) (a "Ten Percent Holder"), the Option Price shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option. For purposes of this Plan, "Fair Market Value" shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.


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    (b)  OPTION PERIOD AND EXERCISABILITY. Except as provided in sections 7(d)
and 8(a), an Option granted under this Plan shall not be exercisable during the first year following its date of grant. Thereafter, such option may be exercised: (i) on and after the first anniversary of its date of grant, for up to one-fifth of the shares of Common Stock subject to such Option on its date of grant, (ii) on and after the second anniversary of its date of grant, for up to an additional one- fifth (40% on a cumulative basis) of the shares of Common Stock subject to such Option on its date of grant, (iii) on and after the third anniversary of its date of grant, for up to an additional one-fifth (60% on a cumulative basis) of the shares of Common Stock subject to such option on its date of grant, (iv) on and after the fourth anniversary of its date of the grant, for up to an additional one-fifth (80% on a cumulative basis) of the shares of Common Stock subject to such option on its date of grant, and (v) on and after the fifth anniversary of its date of the grant, for up to the remaining one-fifth (100% on a cumulative basis) of the shares of Common Stock subject to such option on its date of grant.) No Option shall be exercised later than ten years after its date of grant; provided, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall be exercised within five years of its date of grant. An exercisable Option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

    (C) METHOD OF EXERCISE. An option may be exercised by giving written notice to the Company specifying the number of


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whole shares of Common Stock to be purchased and accompanied by payment therefor in full either (A) in cash or (B) in previously owned whole shares of Common Stock (which the Participant has held for at least six months prior to delivery of such shares and for which the Participant has good title, free and clear of all liens and encumbrances) having a Fair Market Value determined as of the date of exercise. The Committee shall have sole discretion to disapprove of an election pursuant to clause (B).

    (d) CHANGE IN CONTROL. Notwithstanding Section 7(b) above, in the event of a Change in control, all outstanding options shall immediately become exercisable in full.

    In the event of a Change in Control in connection with which the holders of Common Stock receive shares of common stock of another person, there shall be substituted for each share of common Stock available under this Plan, whether or not then subject to an outstanding Option, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the Option Price per share of each Option shall be appropriately adjusted without a change in the aggregate purchase price.

    In the event of a Change in Control in connection with which the holders of Common Stock receive consideration other than shares of common stock of another person, each outstanding Option shall be surrendered to the Company by the holder thereof, and each such Option shall immediately be cancelled by the Company, and the holder shall receive within ten days of the occurrence of


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the Change in Control, a cash payment from the Company in an amount equal to the number of shares of Common Stock then subject to such Option, multiplied by the excess, if any, of (i) the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control over (ii) the Option Price per share subject to the Option.

8.  TERMINATION OF EMPLOYMENT

    (a) Notwithstanding Section 7(b) above, if a Participant's employment by the Company terminates by reason of Permanent and Total Disability, each Option held by such Participant shall become fully exercisable and may thereafter be exercised by such Participant (or such Participant's guardian, legal representative or similar person) for a period of six months after the effective date of such Participant's termination of employment, but in no event after the expiration of the term of such Option.

    Notwithstanding Section 7(b) above, if a Participant's employment by the Company terminates by reason of death, each Option held by such Participant shall become fully exercisable and may thereafter be exercised by such Participant's executor, administrator, legal representative, beneficiary or similar person, as the case may be, for a period of one year after the date of such Participant's death, but in no event after the expiration of the term of such Option.

    If a Participant's employment by the Company terminates for any reason other than Permanent and Total Disability or death,


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each Option held by such Participant shall be exercisable only to the extent that such option is exercisable on the effective date of such Participant's termination of employment and may thereafter be exercised by such Participant (or such Participant's guardian, legal representative or similar person) for a period of 30 days after the effective date of such Participant's termination of employment, but in no event after the expiration of the term of such Option; provided that if such Participant's employment is terminated for Cause, all options held by such Participant shall terminate automatically on the effective date of such Participant's termination of employment. For purposes of this Plan, "Cause" shall mean a termination of employment resulting from, or caused by, the Participant's theft or embezzlement from the Company, or other act of dishonesty, the violation of a material term or condition of the Participant's employment, the conviction of the Participant of a crime involving moral turpitude, the violation by the Participant of any statutory or common law duty of loyalty to the Company or the Participant's engagement in acts or conduct which, in the opinion of the Board of Directors, are harmful to the interests of the Company.

    If a Participant dies during the six-month period following termination of employment by reason of Permanent and Total Disability each Option held by such Participant shall be exercisable only to the extent that such option is exercisable on the date of such Participant's death and may thereafter be exercised by such Participant's executor, administrator, legal


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representative, beneficiary or similar person, as the case may be, until the date which is six months after the effective date of such Participant's termination of employment, but in no event after the expiration of the term of such Option.

    If a Participant dies during the 30-day period following termination of employment for any reason other than Permanent and Total Disability or death, each Option held by such Participant shall be exercisable only to the extent that such Option is exercisable on the date of such participant's death and may thereafter be exercised by such Participant's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until the date which is 30 days after such Participant's death, but in no event after the expiration of the term of such Option.

    (b) The Committee shall determine whether a leave of absence shall constitute a termination of employment. Any such determination of the Committee shall be final and conclusive, unless overruled by the Board.

    (c) Notwithstanding any other provision of this Plan, if the employment of a Participant terminates for any reason other than Permanent and Total Disability or death, no Option held by such Participant shall be exercisable after the effective date of such Participant's termination of employment to an extent greater than such Option is exercisable on such effective date; provided, however, that the termination of such Participant's employment for Cause shall have the effect set forth in Section 8(a).


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9.  NO OBLIGATIONS TO EXERCISE OPTION

    The granting of an Option shall impose no obligation upon the Participant to exercise such Option.

10. EFFECT OF CHANGE IN COMMON STOCK

    In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event effected without receipt of consideration by the Company, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding Option and the purchase price per security shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Options without a change in the aggregate purchase price. If any adjustment would result in a fractional security being (i) available under this Plan, such fractional security shall be disregarded, or (ii) subject to an Option under this Plan, the Company shall pay the Participant, in connection with the first exercise of the Option in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (A) the fraction of such security (rounded to the nearest hundredth) by (B) the excess, if any, of (x) the Fair Market Value on the exercise date over (y) the exercise price of the Option.


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11. AMENDMENT AND TERMINATION

    The Board, by resolution, may terminate, amend, or revise this Plan with respect to any shares as to which Options have not been granted. Neither the Board nor the Committee may, without the consent of the holder of an Option, alter or impair any Option previously granted under this Plan, except as authorized herein. Unless sooner terminated by the Board, this Plan shall remain in effect for a period of ten years after its effective date. Termination of this Plan shall not affect any Option previously granted.

12. AMENDMENT

    No Option shall be effective until an Agreement has been executed by the Company and the Participant and, upon execution by the Company and the Participant and delivery of the Agreement to the Company, such Option shall be effective as of the effective date set forth in the Agreement.

13. NON-TRANSFERABILITY

    No Option hereunder shall be transferable other than by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian, legal representative or similar person. Except as permitted by the preceding sentence, no Option hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise


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dispose of any Option hereunder, such Option and all rights thereunder shall immediately become null and void.

14. TAX WITHHOLDING

    The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock, payment by the Participant of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with an Option hereunder. An Agreement may provide that the Participant may satisfy any such obligation by: (A) a cash payment to the Company or (B) delivery to the Company of previously owned whole shares of Common Stock (which the Participant has held at least six months prior to delivery of such shares and for which the Participant has good title, free and clear of all liens and encumbrances) having a Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an Option (the "Tax Date"); provided that the Committee shall have sole discretion to disapprove of an election pursuant to clause (B). An Agreement may provide for shares of Common Stock to be delivered having a Fair Market Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the Participant's maximum marginal tax rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Participant.


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15.  RESTRICTIONS ON SHARES

    Each Option hereunder shall be subject to the requirement that if any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such Option upon any securities exchange or under any law, the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any Option hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder.

16. AGREEMENT AND REPRESENTATION

    As a condition to the exercise of any portion of an Option, the Company may require the person exercising such Option to represent and warrant at the time of such exercise that any shares Of Common Stock acquired at exercise are being acquired only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such a representation is required under the Securities


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Act or any other applicable law, regulation, or rule of any governmental agency.

17. RESERVATION OF SHARES OF COMMON STOCK

    The Company, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction any requisite authority necessary to issue and to sell, the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed necessary by counsel for the Company for the lawful issuance and sale of Common Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell Common Stock as to which the requisite authority has not been obtained.

18. DESIGNATION OF BENEFICIARY

    Each Participant shall file with the Committee a written designation of one or more persons as such Participant's beneficiary or beneficiaries (both primary and contingent) who, in the event of the Participant's death, shall be entitled to exercise such Option.

    Each beneficiary designation shall become effective only when filed in writing with the Committee during the Participant's lifetime on a form prescribed by the Committee. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

    If a Participant fails to designate a beneficiary under this Plan, or if all designated beneficiaries of a Participant


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predecease the Participant, then each outstanding Option hereunder held by such
Participant, to the extent exercisable, may be exercised by such Participant's executor, administrator, legal representative, beneficiary or similar person, as the case may be.

19. NO RIGHT OF PARTICIPATION OR EMPLOYMENT

    No person shall have any right to participate in this Plan. Neither this Plan nor Option awarded hereunder shall confer upon any person any right to continued employment by the Company or any affiliate of the Company or affect in any manner the right of the Company or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

20. RIGHTS AS STOCKHOLDER

    No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock which are subject to an Option hereunder until such person becomes a stockholder of record with respect to such shares of Common Stock.

    21. GOVERNING LAW

    This Plan, each Option hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Illinois and construed in accordance therewith without giving effect to principles of conflicts of laws.


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22. EFFECTIVE DATE OF PLAN

    This Plan shall be submitted to the stockholders of the Company for approval and, if approved, shall become effective as of the date that the Plan is approved by the Board. In the event that this Plan is not approved by the stockholders of the Company within 12 months of the date of adoption of this Plan by the Board, this Plan and any Options granted hereunder shall be null and void. This Plan shall terminate ten years after its effective date, unless terminated earlier by the Board. Options may be granted hereunder at any time on or after the effective date and prior to termination of this Plan.


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